PARENT GUARANTY AGREEMENT

        THIS PARENT GUARANTY AGREEMENT (this "Agreement"), is made as of the 5th day of September, 2001, by The Right Start, Inc., a California corporation (the "Guarantor"), to Wells Fargo Retail Finance, LLC ("Wells Fargo"), as Agent for all Lenders (collectively, the "Lenders" and each a "Lender") as may from time to time be parties to the Loan Agreement referred to below (the "Agent"). Wells Fargo, in its capacity as Agent for the Lenders, is referred to herein as the "Agent", which term shall also be deemed to include any other party as acting as Agent for the Lenders hereunder. Capitalized terms used in this Agreement and not otherwise defined shall have the same meanings herein as in the Loan Agreement referred to below.

                                    W I T N E S S E T H :

     WHEREAS, the Guarantor owns one hundred percent (100%) of the issued and outstanding capital stock of ZB Company, Inc., a Delaware corporation (the "Borrower");

     WHEREAS, the Borrower, the Lenders and the Agent have entered into a Loan and Security Agreement dated as of the date hereof (as amended, restated, modified, extended and/or supplemented from time to time, the "Loan Agreement"), pursuant to which the Agent has agreed, subject to the terms and conditions set forth therein, to make certain revolving advances and provide other financial accommodations to the Borrower (collectively, the "Advances");

     WHEREAS, the Guarantor will derive substantial direct and indirect benefits from the making of the Advances by the Lenders to the Borrower; and

     WHEREAS, the obligation of the Lenders to make the Advances is subject to the condition, among others, that the Guarantor executes and delivers this Agreement;

     NOW, THEREFORE, in consideration of the willingness of the Lenders to make the Advances to the Borrower, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the Guarantor, the Guarantor hereby agrees as follows:

1. Guaranteed Obligations. The Guarantor does hereby irrevocably, unconditionally guarantee the due and punctual payment and performance by the Borrower of the following obligations to the Agent (individually, a "Guaranteed Obligation" and collectively the "Guaranteed Obligations"):

(a) principal of and premium, if any, and interest on the Advances (including, without limitation, the payment of interest, and other amounts that would accrue and become due but for the filing of a petition in bankruptcy or the operation of the automatic stay under Section 362(a) of Title 11 of the United States Code, as amended the "Bankruptcy Code"); and

(b) any and all other Obligations of the Borrower to the Agent and the Lenders under the Loan Agreement and the other Loan Documents or under any agreement or instrument relating thereto, all as amended from time to time and whether executed on or after the date hereof, whether for principal, interest, fees, premiums, expenses, indemnification or otherwise.

2. Payment Under Guaranty. Upon failure by the Borrower punctually to pay or perform any Guaranteed Obligation when due (whether at maturity, at a date fixed for any payment or prepayment thereof or upon acceleration or otherwise), after the expiration of any applicable grace period, the Agent may make demand upon the Guarantor for the payment and/or performance of the Guaranteed Obligations, and the Guarantor binds and obliges itself to make such payment or performance forthwith upon such demand.

        THE GUARANTOR ACKNOWLEDGES THAT ALL GUARANTEED OBLIGATIONS SHALL, TO THE FULLEST EXTENT PERMISSIBLE UNDER ANY LAW NOW OR HEREAFTER APPLICABLE HERETO, BE CONCLUSIVELY PRESUMED TO HAVE BEEN CREATED IN RELIANCE ON THIS GUARANTY.

3. Waiver of Demands, Notices, Diligence, etc. The Guarantor hereby assents to all of the terms and conditions of the Guaranteed Obligations and waives:

(a)     each of:

     (i) demand for the payment of the principal of any Guaranteed Obligation or of any claim for interest or any part thereof (other than the demand provided for in ss. 2 hereof);

     (ii) notice of (i) the  occurrence  of a default or an event of default and
          (ii) of any forbearance or waiver by the Agent or the Lenders under any Guaranteed Obligation;

     (iii)protest  of  the   nonpayment  of  the  principal  of  any  Guaranteed
          Obligation or of any claim for interest or any part thereof;

     (iv) notice of presentment, demand (other than the demand provided for in ss .2 hereof) and protest;

     (v) notice of any indulgences or extensions granted to the Borrower or any successor to the Borrower or any person or party which shall have assumed the obligations of the Borrower;

     (vi) any requirement of diligence or promptness on the part of the Agent in the enforcement of any of its rights under the provisions of any Guaranteed Obligation or this Guaranty Agreement;

     (vii) any enforcement of any Guaranteed Obligation;

     (viii) any right which the Guarantor might have to require the Agent or the Lenders to realize on any Collateral; and

     (ix) any and all  notices  of  every  kind  and  description  which  may be
          required   to  be  given  by  any  statute  or  rule  of  law  in  any jurisdiction;

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

(b) all rights and benefits under any applicable law purporting to reduce a guarantor's obligations in proportion to the obligation of the principal or providing that the obligation of a surety or guarantor must neither be larger nor in any other respects more burdensome than that of the principal;

(c) the benefit of any statute of limitations affecting the Guaranteed Obligations or the Guarantor's liabilities hereunder or any other law now or hereafter applicable hereto;

(d) any rights, defenses and other benefits the Guarantor may have by reason of
(i) any failure of the Agent or the Lenders to hold a commercially reasonable public or private foreclosure sale or to otherwise comply with applicable law in connection with a disposition of any collateral for the Guaranteed Obligations;
(ii) any election made by the Agent under Section 9501(4) of the New York Uniform Commercial Code or any other applicable state's Uniform Commercial Code; or (iii) any protection afforded pursuant to the antideficiency or other laws of the State of New York or any other state limiting or discharging the Borrower's indebtedness, and

(e) any rights, defenses, claims or benefits waived in ss.4 of this Agreement. The waivers set forth in this ss.3 and in ss.4 shall be effective notwithstanding the fact that the Borrower ceases to exist by reason of its liquidation, merger, consolidation, voluntary or involuntary dissolution or otherwise.

The Guarantor agrees to unconditionally subordinate to the Agent any rights of subrogation that the Guarantor may have against the Borrower under applicable law.

4. Obligations of Guarantor Unconditional; Continuing and Irrevocable Guaranty.

(a) All payments hereunder shall be made free and clear of any and all deductions, withholdings or setoffs, including any and all deductions, withholdings or setoffs on account of taxes. The liability of the Guarantor hereunder is independent of and not in consideration of or contingent upon the liability of the Borrower to the Agent and the Lenders and a separate action or actions may be brought and prosecuted against the Guarantor, whether or not any action is brought or prosecuted against the Borrower and regardless of whether the Borrower is joined in any such action or actions. This Guaranty shall be construed as a continuing, absolute and unconditional guaranty of payment (and not merely of collection) without regard to:

(i) the legality, validity or enforceability of the Loan Agreement or any other Loan Documents or any of the other Guaranteed Obligations, any lien of the Agent and the Lenders on any item of Collateral or any other guaranty;

(ii) any defense (other than payment), deduction (including deductions for taxes), withholding, setoff or counterclaim that may now or at any time hereafter be available to the Borrower, the Guarantor, or any other obligor against, and any right of setoff at any time held by, the Agent or the Lenders;

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


(iii) any claim arising out of or relating to any amendment (including amendments which increase the amount of Advances available to the Borrower thereunder) or extension of the Loan Agreement consented to by the Agent and/or the Lenders, as the Guarantor acknowledges and agrees that the Agent and the Lenders shall be entitled to amend, extend, forbear or waive any Default or Event of Default or take any other action deemed advisable in the sole discretion of the Agent and the Lenders with respect to the Loan Agreement; or

(iv) any other circumstance whatsoever, legal or equitable, (with or without notice to or knowledge of the Guarantor), whether or not similar to any of the foregoing, that constitutes, or might be construed to constitute, an equitable or legal discharge of or defense to payment available to the Borrower, the Guarantor or any other obligor under the Loan Agreement or the other Loan Documents or under applicable law, or in any other instance.

        Any payment or other circumstance that operates to toll any statute of limitations applicable to any Guaranteed Obligations shall also operate to toll the statute of limitations applicable to the Guarantor. The obligations of the Guarantor under this Guaranty Agreement shall not be affected by any action taken under any Guaranteed Obligation in the exercise of any right or remedy therein conferred, or by any failure or omission on the part of the Agent to enforce any right given thereunder or hereunder or any remedy conferred thereby or hereby, or by any release of any security or any other guaranty at any time existing for the benefit of any Guaranteed Obligation, or by the merger or consolidation of the Borrower, or by the sale, lease or transfer by the Borrower to any person of any or all of its properties.

(b) This is a continuing guaranty of the Guaranteed Obligations and may not be revoked and shall not otherwise terminate unless and until the Guaranteed Obligations have been indefeasibly paid and performed in full in cash, and the obligations of the Agent to make Advances under the Loan Agreement shall have terminated. If, notwithstanding the foregoing, the Guarantor shall have any right under applicable law to terminate this Guaranty prior to indefeasible payment in full in cash of the Guaranteed Obligations, no such termination shall be effective until 12:00 noon on the third Business Day after the Agent shall receive written notice thereof, signed by the Guarantor. Any such termination shall not affect this Guaranty in relation to (a) any Guaranteed Obligation that was incurred or arose prior to the effective time of such notice, (b) any Guaranteed Obligation incurred or arising after such effective time where such Guaranteed Obligation is incurred or arises either pursuant to commitments existing at such effective time or incurred for the purpose of protecting or enforcing rights against the Borrower, the Guarantor or any other guarantor of or other Person directly or indirectly liable on the Guaranteed Obligations or any portion thereof or any security given for the Guaranteed Obligations or any portion thereof, or (c) any renewals, extensions, readvances, modifications or rearrangements of any of the foregoing or (d) the liability of any other guarantor hereunder.

5. Subordination of Claims of Guarantor; Waiver of Subrogation and Certain Other Rights. Any claims against the Borrower to which the Guarantor may be or become entitled (including, without limitation, claims by subrogation or otherwise by reason of any payment or performance by the Guarantor in satisfaction and discharge, in whole or in part, of his obligations under this Guaranty

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

Agreement) shall be and hereby are made subject and subordinate to the prior payment in full in cash or performance in full of the Guaranteed Obligations. WITHOUT LIMITING THE FOREGOING, THE GUARANTOR WAIVES ANY AND ALL RIGHTS OF SUBROGATION, INDEMNITY, CONTRIBUTION OR REIMBURSEMENT, AND ANY AND ALL BENEFITS OF AND RIGHT TO ENFORCE ANY POWER, RIGHT OR REMEDY THAT THE AGENT OR THE LENDERS MAY NOW OR HEREAFTER HAVE IN RESPECT OF THE GUARANTEED OBLIGATIONS AGAINST THE BORROWER, THE GUARANTOR OR ANY OTHER OBLIGOR, ANY AND ALL BENEFITS OF AND RIGHTS TO PARTICIPATE IN ANY COLLATERAL, NOW OR HEREAFTER HELD BY THE AGENT OR THE LENDERS, AND ANY AND ALL OTHER RIGHTS AND CLAIMS (AS DEFINED IN THE BANKRUPTCY
CODE) THE GUARANTOR MAY HAVE AGAINST THE AGENT, THE LENDERS OR THE BORROWER OR ANY OTHER OBLIGOR, UNDER APPLICABLE LAW OR OTHERWISE, AT LAW OR IN EQUITY, BY REASON OF ANY PAYMENT HEREUNDER OR OTHERWISE, UNLESS AND UNTIL THE GUARANTEED OBLIGATIONS SHALL HAVE BEEN PAID IN FULL IN CASH. Without limitation, the Guarantor shall exercise no voting rights, shall file no claim, shall waive any election pursuant to Section 1111(b) of the Bankruptcy Code and shall not participate or appear in any bankruptcy or insolvency case involving the Borrower with respect to the Guaranteed Obligations unless and until all the Guaranteed Obligations shall have been paid in full in cash. If, notwithstanding the foregoing, any amount shall be paid to the Guarantor on account of any such rights at any time, such amount shall be held in trust for the benefit of the Agent and shall forthwith be paid to the Agent to be held as collateral for or credited and applied in reduction of the Guaranteed Obligations in accordance with the terms of the Loan Agreement.

6. Representations, Warranties and Covenants of the Guarantor. In order to induce the Agent and the Lenders to enter into the Loan Agreement and make the Advances to the Borrower thereunder, the Guarantor represents, warrants and covenants that:

(a) This Agreement constitutes the legal, valid and binding obligations of Guarantor, enforceable against Guarantor in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally.

(b) The financial statements that have heretofore been submitted by the Guarantor to the Agent in connection herewith fairly present the financial condition of the Guarantor for the dates and periods covered thereby. Since the date of each such financial statement there has occurred no event or condition which could reasonably be expected to have a Material Adverse Effect on the Guarantor's financial condition. As used herein, Material Adverse Effect shall mean any event, matter or condition which could reasonably be expected to have a material adverse effect on (x) the financial condition or assets of the Guarantor or (y) the Guarantor's ability to pay and perform its obligations under this Guaranty in accordance with the terms thereof.

(c) There are no actions or proceedings pending by or against Guarantor before any court or administrative agency and Guarantor does not have knowledge or belief of any threatened or imminent litigation, governmental investigations, or claims, complaints, actions, or prosecutions involving Guarantor. Guarantor is

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

not in default under any applicable law or any material contractual obligation to which Guarantor is a party or by which its properties are bound.

(d) The Guarantor has filed all federal and state income tax returns and all other tax returns required to be filed by it and has paid all taxes shown to be due on the returns so filed as well as all other taxes, assessments and governmental charges that have become due. The Guarantor does not know of any proposed, asserted or assessed tax deficiency against it.

(e) The Guarantor has good title to, or valid and subsisting leasehold interests in, all of the property, whether real or personal, reflected in its financial statements.

(f) The Guarantor hereby acknowledges that it has reviewed and caused its counsel to review copies of, and is fully familiar with, this Agreement, the Loan Agreement and each of the other Loan Documents executed and delivered by the Borrower or the Guarantor. The Guarantor warrants and agrees that each representation, warranty and waiver set forth in this Guaranty is made with the Guarantor having full knowledge of its significance and consequences and after having consulted with counsel of its own choosing and that, under the circumstances, each such waiver is in the best interest of the Guarantor in furtherance of its business plan, is reasonable and should not be found contrary to public policy or law.

(g) Except as set forth herein and any guaranty under the Parent Loan Facility, the Guarantor has not guaranteed any Obligations of the Borrower or of any other Person, and covenants that it will not, after the date hereof, execute any such guaranty.

(h)     Each Subsidiary of the Guarantor is identified on Exhibit A hereto.

The Guarantor acknowledges and agrees that any breach of any representation, warranty or covenant of the Guarantor in this Agreement shall constitute an Event of Default under the Loan Agreement and under each of the other Loan Documents.

7. Set-off. In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default, the Agent and the Lenders are hereby authorized, to the extent not prohibited by applicable law, without notice to the Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by the Agent or the Lenders to or for the credit or the account of the Guarantor, against and on account of the obligations and liabilities of the Guarantor to the Agent and the Lenders under this Guaranty, irrespective of whether or not the Agent or the Lenders shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured. The Agent and the Lenders agree to promptly notify the Guarantor after any such set off and application, provided, however, that the failure to give such notice shall not affect the validity of such set off and application.

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

8. Reinstatement. This Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any amount received by the Agent or the Lenders in respect of the Guaranteed Obligations is rescinded or must otherwise be restored or returned by the Agent or the Lenders upon the insolvency, bankruptcy, dissolution (voluntary or involuntary), liquidation or reorganization of the Borrower or, as applicable, the Guarantor, or upon the appointment of an intervenor or conservator of, or trustee or similar official for, the Borrower or the Guarantor or any substantial part of any of their respective properties, or otherwise, all as though said payments had not been made.

9. Notices. All notices and other communications to the Guarantor or the Agent hereunder shall be in writing and shall be personally delivered or mailed by telegraphic, telex or facsimile transmission, reputable overnight courier or first class mail, postage prepaid, as follows:

               If to the Agent:

               Wells Fargo Retail Finance, LLC
               One Boston Place
               18th Floor
               Boston, MA  02108
               Attention:  Andrew Moser
               Facsimile No.:  617.523.4032

               with a copy to:

               Peter M. Palladino, P.C.
               Choate, Hall & Stewart
               Exchange Place
               53 State Street
               Boston, Massachusetts  02109
               Facsimile No.: 617.248.4000

               If to the Guarantor:

               The Right Start, Inc.
               26610 Agoura Road, Suite 250
               Calabasas, California  91302
               Attention: Legal
               Facsimile No.:  818.735.7242

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

               with a copy to:
               Fulbright & Jaworski L.L.P.
               865 South Figueroa Street
               29th Floor
               Los Angeles, California  90017
               Attention:  Victor Hsu
               Facsimile No.: 213.680.4518

or to such other address or addresses as the party to whom such notice is directed may have designated in writing to the other parties hereto. A notice shall be deemed to have been given upon the earlier to occur of (i) three (3) days after the date on which it is deposited in the U.S. mails or (ii) receipt by the party to whom such notice is directed.

10.     Miscellaneous; Successors; Counterparts; Severability.

(a) This Agreement shall inure to the benefit of and be binding upon the Agent, the Lender and the Guarantor and their respective successors and assigns, and the term "Lenders" shall be deemed to include any other holder or holders of any of the Guaranteed Obligations. In case any provision in this Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which shall be an original, but all of which together shall constitute one instrument. References herein to this "Agreement" or this "Guaranty" shall be deemed references to this Guaranty Agreement as amended, modified and/or supplemented from time to time.

(b) All covenants under this Agreement shall be given independent effect so that if a particular action or condition is not permitted by any such covenant, the fact that it would be permitted by another covenant, by any exception thereto, or otherwise within the limitations thereof, shall not avoid the occurrence of a Default or Event of Default if such action is taken or such condition exists.

(c) None of the parties to this Guaranty shall be deemed to be the drafter of this Agreement, and this Agreement shall not be interpreted in favor of or against any party hereto on such basis.

(d) No claim shall be made by the Guarantor against the Agent or the Affiliates, directors, officers, employees or agents of the Agent for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement, or any act, omission or event occurring in connection therewith; and the Guarantor waives, releases and agrees not to sue upon any claim for any such damages.

11. Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement, including the validity hereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by the laws of the State of New York. The Guarantor, to the extent that it may lawfully do so, hereby consents to the jurisdiction of the state and federal courts located in the

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

county of New York, State of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, for the purpose of any suit, action or other proceeding arising out of any of its obligations hereunder or with respect to the transactions contemplated hereby, and expressly waives any and all objections it may have as to venue in any such courts. The Guarantor further agrees that a summons and complaint commencing an action or proceeding in any of such courts shall be properly served and shall confer personal jurisdiction if served personally or by certified mail to it at its address as provided in ss.9 of this Agreement or as otherwise provided under the laws of the State of New York. The Guarantor irrevocably waives all right to a trial by jury in any suit, action or other proceeding instituted by or against it in respect of its obligations hereunder or the transactions contemplated hereby.

12. Costs of Collection. The Guarantor shall be liable to the Agent and the Lenders for and shall pay on demand, all reasonable costs (including without limitation reasonable attorneys' fees and expenses) incurred by the Agent and the Lenders in enforcing performance of or collecting any payments due under this Agreement.





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        IN WITNESS WHEREOF, the parties have executed this Guaranty Agreement as a sealed instrument as of the date first above written.

                                          GUARANTOR:
                                          THE RIGHT START, INC.

                                          By:  /s/ Raymond P. Springer
                                             ---------------------------------

                                          Name:  Raymond P. Springer

                                          Title: Chief Financial Officer





        The foregoing Guaranty Agreement is hereby accepted:

                                          WELLS FARGO RETAIL FINANCE, LLC


                                          By:  /s/ Patrick J. Norton
                                             ---------------------------------

                                          Name:  Patrick J. Norton

                                          Title: Vice President

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                                    EXHIBIT A

                                  SUBSIDIARIES

     The Right Start, Inc. Subsidiary I (inactive)
     The Right Start, Inc. Subsidiary II (inactive)
     ZB Operating Co. (inactive)
     ZB Company, Inc.
     Targoff-RS, LLC